Exhibit 99.2

Argentine Republic - Executive Branch of the Nation

2020 - Year of General Manuel Belgrano

Medicinal Product Importation Certificate

Number: CE-2020-37270147-APN-DFYGR#ANMAT

CITY OF BUENOS AIRES

Wednesday; June 10, 2020

Reference: AUTHORIZATION EX-2020-35625166- -APN-DFYGR#ANMAT

TO

DIRECCION GENERAL DE ADUANAS [General Customs Office]

THE FOLLOWING IS HEREBY AUTHORIZED:

FILE No.: EX-2020-35625166- -APN-DFYGR#ANMAT

APPLICATION FOR AUTHORIZATION: IF-2020-35625146-APN-DTD#JGM

THE LICENSE HAS BEEN ISSUED WITHOUT USAGE RIGHTS, IN EFFECT FOR 90 (NINETY) FROM ITS DATE OF ISSUE.

SINCERELY

FOREIGN TRADE

INSTITUTO NACIONAL DE MEDICAMENTOS [National Drug Institute]

https://tramitesadistancia.gob.ar/QR/Q0UtMjAyMC0zNzI3MDE0Ny1BUE4tREZZR1IjQU5NQVQ=/MQ==

Digitally signed by ELECTRONIC DOCUMENT MANAGEMENT - EDM

Date: 06/10/2020 2:36:15 a.m. -03:00

Gabriela Carmen Mantecon Fumado

Legal Counsel

Dirección de Fiscalización y Gestión de Riesgo [Oversight and Risk Management Division]

Administración Nacional de Medicamentos, Alimentos y Tecnología Médica [National Administration of Drugs, Foods, and Medical Devices]

Digitally signed by ELECTRONIC DOCUMENT MANAGEMENT - EDM

Date: 06/10/2020 2:36:15 a.m. -03:00

https://tramitesadistancia.gob.ar/QR/Q0UtMjAyMC0zNzI3MDE0Ny1BUE4tREZZR1IjQU5NQVQ=/MQ==

TRANSPERFECT

SUBMISSION ID:	2038563
DATE OF TRANSLATION:	15-Jun-20
ELECTRONIC FILE NAME:	CE-2020-37270147-APN-DFYGR#ANMAT (1).pdf IF-2020-35625146-APN-DTD#JGM (1).pdf
SOURCE LANGUAGE:	Spanish (ES)
TARGET LANGUAGE:	English (US)
TRANSPERFECT JOB ID:	US0727428

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